Exhibit 99.2

Centricus Acquisition Corp. / Arqit

Transaction Announcement Script

GARTH RITCHIE

Good day to you and thank you for joining us. My name is Garth Ritchie. I am the Chief Executive Officer of Centricus Acquisition Corp.

The information discussed today is qualified in its entirety by the Form 8-K that has been filed today by Centricus Acquisition Corp. and may be accessed on the SEC’s website, including the exhibits thereto. In conjunction with today’s discussion, please see the investor presentation furnished as Exhibit 99.2 in Centricus’ Form 8-K to follow along and carefully review the disclaimers included therein. Statements made during this call that are not statements of historical facts constitute forward-looking statements that are subject to risks, uncertainties and other factors that could cause our actual results to differ from historical results and/or from our forecast, including those set forth in Centricus Acquisition Corp’s Form 8-K filed today and the exhibits thereto.

For more information, please refer to the risks, uncertainties and other factors discussed in Centricus Acquisition Corp’s SEC filings. All cautionary statements that we make during this call are applicable to any forward-looking statements we make whenever they appear. You should carefully consider the risks, uncertainties and other factors discussed in Centricus Acquisition Corp’s SEC filings. Do not place undue reliance on forward-looking statements, which we assume no responsibility for updating.

It is my privilege to present a truly outstanding investment proposition in the form of the company Arqit.

Arqit solves one of the biggest problems of our time. I doubt you will have heard of Arqit as the company has been in stealth mode for four years as it has honed and perfected a technology that will protect all of our governments, companies and citizens data from cyber attack – not only today, but in a post-quantum world. It is an honour to introduce David Williams, CEO and founder of Arqit. He will present to you what can only be described as the most compelling investment opportunity I have seen in my career.

DAVID WILLIAMS

My name is David Williams and I am the chief executive officer and founder of Arqit.

Arqit solves one very big problem – the encryption we all use to keep our secrets safe is failing.

There are problems today with the legacy public key encryption, or “PKI” that we all use on the Internet. It was designed 30 years ago and is not fit for a hyper-connected world, giving rise to many problems resulting from the complexity of its use. But on top of that within a few years quantum computers will break the mathematical basis of the algorithms at the heart of PKI, making most of the world’s data fundamentally unsafe.

Therefore, all encryption must be upgraded. The US Government issued a White Paper in April urging the world to make preparations as soon as possible, but also making clear that the potential upgrade technologies currently being publicly proposed are not an adequate drop-in solution.

A simpler, stronger solution is needed. Arqit has created that solution, with symmetric encryption re-born for the cloud.

Our product is capable of being delivered to every connected device in the world, in a cloud fulfilled model which is highly scalable. We have unique technology with over 1,000 patent claims filed. It is low cost to deliver and prices very attractively to customers. We have validated our assumption with a group of Fortune 500 and government customers, and we arrive to market at a time when government organisations are calling out for new solutions to this very big problem.

Centricus Acquisition Corp. / Arqit

Transaction Announcement Script

So some detail now on the problem….

The only way that we know for certain that we can protect our data against quantum and other attacks is through the use of symmetric encryption keys, but until now there has been no safe scalable method to distribute such keys.

Quantum computers can break PKI keys because they are made by two parties co-operating to complete a difficult math problem across the public internet. Although current computers cannot reverse engineer that computation, a quantum computer definitely will. Symmetric keys however do not involve math in their construction. They are made of entirely random numbers, and therefore a quantum computer offers no advantage in guessing the keys. Thus they are secure.

Symmetric keys are used today within a global, standard algorithm called AES256 that is already widely used and incorporated within most networking software. Unfortunately, the only secure way to deliver these keys has been by human couriers transporting them to site, which is what military and banking organisations do today.

Arqit’s once in a generation innovation was to find a way to create and deliver these keys in a secure manner. Then, they simply fit into the existing standardised software, thus requiring very little disruption. The Arqit platform is a cloud based system so it is massively scalable with software which is trivial in terms of the burden it places on end points and can create and deliver almost infinite numbers of keys to any form of end point device with existing hardware and software.

This is transformational deep tech innovation in both physics and math, and Arqit has a first-mover advantage with over a thousand patent claims filed.

We have assembled leading technologists in both the quantum and classical cryptographic domains. The inventors of the product include former top leadership of British intelligence agencies and US and UK defence forces and some of the most renowned cryptographers from industry in the world. The executive management team has collectively over 30 years experience of running public company boards.

So what does the product, called QuantumCloudTM do, and how?

Firstly, we use a brand new quantum protocol to put identical copies of keys, delivered with provably perfect security into data centres all over the World. The laws of physics tell us that the transmission of these keys in quantum form can never be stolen. Today in our current network we do this terrestrially, and in two years time we intend to do it by satellite, which will greatly improve global reach and security.

Those keys in data centres are then used to create secure channels between all data centres and also with individual devices.

When two or more end user devices want to create a new secure channel together, they each talk to a different data centre, inside their own secure channel. Each device sends some unique key information into its data centre.

Centricus Acquisition Corp. / Arqit

Transaction Announcement Script

Those data centres take each parties different information and transform it using an identical key that only the data centres share. So the same function is performed with the same key on different end user information. The new information is then sent back to the devices inside the secure channel, and as a result of this special operation, the devices now have some information in common, which they can use to create a brand new key to encrypt the channel between them. They can now communicate securely using that new key inside the standard AES256 Algorithm, or a patented Arqit equivalent.

We know that no third party computer or comms line ever had a copy of the final key. The fact that the key was never distributed – it was formed using multiple sets of shared secrets inside secure channels, is the essence of the invention. Once the key is created, it is not possible for even a quantum computer to break it.

The software that performs the function on end-point devices can be bought and fulfilled in the cloud, and it works in a standardised way across any device anywhere. This technology is therefore capable of being hyper-scaled. It does the same things for any device – a tiny sensor, a smartphone, a server, a car, a 5G network or a fighter jet. QuantumCloudTM is useful to any device in the world.

The product will ultimately be sold in an online sales channel in the cloud to any qualified customer, but there will also always be direct relationships and sales channels in certain sectors.

We developed during the last four years in stealth mode some really important relationships with some significant customers that give us confidence that our go-to-market strategy makes us ready for hyper-scaling.

In the government and defence market we have been supported very strongly by the Government of the UK across a number of contracts over the last four years. Also the European Space Agency coordinating the investments of the governments of Belgium, Austria, Canada and some from the UK have provided technical validation as well as finance to help us invent and develop our technologies.

Sumitomo Corporation which is a leading Japanese defence systems integrator is taking our product to market in Japan and Northrop Grumman has recently joined us to take our technology to its own defence customers.

In the telecoms market British Telecom has been a foundational partner since the very beginning of our business in 2017 and will be taking the product to market as our exclusive reseller in the UK.

With Verizon and Juniper Networks in the US we are working to demonstrate how our products can protect the next generation of telecoms networks.

In the enterprise market we’ve already developed use cases with a number of really significant companies, working closely with some large financial institutions and energy companies.

With the law firm Dentons in London, we’re building an identity system which allows law firms to not only identify their customers in a KYC process but to maintain the security of their records and associate records with identity. This will have much broader application in financial services, government and new areas like digital currencies.

As a result we’ve developed a business pipeline already of about $1bn of committed contract revenues, contracts under negotiation and other business development pipeline. The total addressable market is very large. Currently it is valued at approximately $125bn per annum and it’s expected to grow by 2024 to approximately $194bn.

Centricus Acquisition Corp. / Arqit

Transaction Announcement Script

Arqit is a CAPEX-light company. It’s really just about software algorithm that downloads automatically from the cloud onto your end point device. That makes it one of the most scalable business models I have ever seen. I also think that we have the most impressive start-up management team that I have ever seen.

It’s important that our customers not only trust our software and our people but also our long term resilience. I think a strong balance sheet, and the global voice that public markets give us will be a very important sales enablers for this company. That’s why we chose to partner with Centricus.

To conclude, Arqit’s product is addressing one of the largest addressable markets in the world. We have technology which is entirely unique and we’ve already demonstrated the importance of this technology with a cohort of very significant global scale customers. We have the management team that’s capable and ready to scale this business up and with the appropriate capital structure, Arqit is poised for very dramatic growth and the creation of very significant returns for its investors.

GARTH RITCHIE

I want to conclude with some context. The company comes to market with a total enterprise value of approximately $1.0bn US dollars and the company is anticipating having cash resources of between $200-400 million US dollars.

The ownership is broken down with existing Arqit shareholders accounting for approximately 64%, the SPAC and founders accounting for approximately 31% and the PIPE investors accounting for around 5% of shareholding.

The peer group for Arqit is in some ways difficult to define because the technology that the company has is entirely unique. We look at recent SPAC transactions in the space sector and we believe that they provide some interesting comparisons and benchmarks in terms of first-movers and interesting new categories and some high-growth potential. Although there are some space assets in the Arqit tech stack, Arqit is simply not capital intensive and we think we have therefore a business model which is capable of extraordinary profit generation.

We think that the high-growth security and infrastructure companies that have come to prominence in the last decade, which have generated high revenues and very high multiples have interesting and disruptive platforms and very high growth but don’t own a combination of the critical infrastructure and intellectual property that Arqit has. The backbone of over 1,000 claims means that we really are entirely unique in our market place and we think that it could be difficult for other competitors to follow us quickly.

There are of course established security players in the market and some of those will continue to play a valuable role in the landscape but I think in increasingly small niches, whereas Arqit’s technology has universal applicability.

Ladies and gentlemen, thank you very much for your time today. It has been a privilege for David and I to present this incredible investment opportunity to all of you. We will make ourselves available in the coming months to discuss this opportunity. We are extremely excited to bring this transaction to the public markets, and we view Arqit as the ideal partner for Centricus Acquisition Corp. I would like to end by thanking everyone for your time today and for listening to our story. This concludes today’s call, and thank you once again for your interest.

Centricus Acquisition Corp. / Arqit

Transaction Announcement Script

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Additional Information

This communication is being made in respect of the proposed transaction involving Arqit Limited (“Arqit”), Centricus Acquisition Corp. (“Centricus”) and Arqit Quantum Inc. (“Pubco”), a newly formed Cayman holding company. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. In connection with the proposed transaction, Pubco will file with the Securities and Exchange Commission (“SEC”) a registration statement on Form F-4 that will include a proxy statement of Centricus in connection with Centricus’ solicitation of proxies for the vote by Centricus’ shareholders with respect to the proposed transaction and other matters as may be described in the registration statement. Pubco and Centricus also plan to file other documents with the SEC regarding the proposed transaction and a proxy statement/prospectus will be mailed to all holders of Centricus’ Class A ordinary shares. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE FORM F-4 AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement/prospectus, as well as other filings containing information about Arqit and Centricus will be available without charge at the SEC’s Internet site (http://www.sec.gov). Copies of the proxy statement/prospectus can also be obtained, when available, without charge, from Arqit’s website at www.arqit.uk, or by directing a request to: Centricus Acquisition Corp., PO Box 309, Ugland House, Grand Cayman, KY1- 1104, Cayman Islands.

Participants in the Solicitations

Arqit, Centricus and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from Centricus’ shareholders in connection with the proposed transaction. Information about Centricus’ directors and executive officers and their ownership of Centricus’ securities will be set forth in the proxy statement/prospectus when available. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement/prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or an exemption therefrom.

Centricus Acquisition Corp. / Arqit

Transaction Announcement Script

Caution About Forward-Looking Statements

This communication includes forward-looking statements. These forward-looking statements are based on Arqit’s and Centricus’s expectations and beliefs concerning future events and involve risks and uncertainties that may cause actual results to differ materially from current expectations. These factors are difficult to predict accurately and may be beyond Arqit’s and Centricus’s control. Forward-looking statements in this communication or elsewhere speak only as of the date made. New uncertainties and risks arise from time to time, and it is impossible for Arqit and Centricus to predict these events or how they may affect Arqit and Centricus. Except as required by law, neither Arqit and Centricus has any duty to, and does not intend to, update or revise the forward-looking statements in this communication or elsewhere after the date this communication is issued. In light of these risks and uncertainties, investors should keep in mind that results, events or developments discussed in any forward-looking statement made in this communication may not occur. Uncertainties and risk factors that could affect Arqit’s and Centricus’s future performance and cause results to differ from the forward-looking statements in this release include, but are not limited to: (i) that the business combination may not be completed in a timely manner or at all, which may adversely affect the price of Centricus’ securities, (ii) the risk that the business combination may not be completed by Centricus’ business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Centricus, (iii) the failure to satisfy the conditions to the consummation of the business combination, including the approval of the Business Combination Agreement by the shareholders of Centricus and the satisfaction of the minimum trust account amount following any redemptions by Centricus’ public shareholders, (iv) the lack of a third-party valuation in determining whether or not to pursue the business combination, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement, (vi) the effect of the announcement or pendency of the business combination on the Company’s business relationships, operating results, and business generally, (vii) risks that the business combination disrupt current plans and operations of the Company, (viii) the outcome of any legal proceedings that may be instituted against the Company or against Centricus related to the Business Combination Agreement or the business combination, (ix) the ability to maintain the listing of Centricus’ securities on a national securities exchange, (x) changes in the competitive and regulated industries in which the Company operates, variations in operating performance across competitors, changes in laws and regulations affecting the Company’s business and changes in the combined capital structure, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the business combination, and identify and realize additional opportunities, (xii) the potential inability of the Company to convert its pipeline or orders in backlog into revenue, (xiii) the potential inability of the Company to successfully deliver its operational technology which is still in development, (xiv) the potential delay of the commercial launch of the Company’s products, (xv) the risk of interruption or failure of the Company’s information technology and communications system and (xvi) the enforceability of the Company’s intellectual property.